     As filed with the Securities and Exchange Commission on August 11, 2000
                                                   Registration No. 333-________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                ---------------

                               CISCO SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                                     77-0059951
  (State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)

                              170 WEST TASMAN DRIVE
                         SAN JOSE, CALIFORNIA 95134-1706
               (Address of principal executive offices) (Zip Code)

                           SEAGULL SEMICONDUCTOR LTD.
                       1998 SECTION 102 STOCK OPTION PLAN
                           (Full title of the Plan(s))

                                JOHN T. CHAMBERS
                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
                               CISCO SYSTEMS, INC.
                              300 EAST TASMAN DRIVE
                         SAN JOSE, CALIFORNIA 95134-1706
                     (Name and address of agent for service)
                                 (408) 526-4000
          (Telephone Number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                               Proposed Maximum
                                           Amount to be       Offering Price per           Proposed Maximum            Amount of
Title of Securities to be Registered      Registered(1)            Share(2)           Aggregate Offering Price(2)   Registration Fee
------------------------------------------------------------------------------------------------------------------------------------

Seagull Semiconductor Ltd.
1998 Section 102 Stock Option Plan

Common Stock, $0.001 par value            177,010 shares            $3.15                    $557,581.50                $147.20

====================================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Seagull Semiconductor Ltd. 1998 Section 102 Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

     With respect to securities to be offered to employees of the Registrant's or its subsidiary, which are subject to the securities laws of the State of Israel, the following legend shall apply:

     "THE SECURITIES AUTHORITY OF THE STATE OF ISRAEL HAS EXEMPTED CISCO SYSTEMS, INC. FROM THE REQUIREMENT UNDER ISRAELI LAW TO OBTAIN A PERMIT WITH REGARD TO THIS FORM S-8. NOTHING IN THE EXEMPTION GRANTED SHALL BE CONSTRUED AS AUTHENTICATING THE MATTERS CONTAINED IN THIS FORM S-8 OR AN APPROVAL OF THEIR RELIABILITY OR ACCURACY OR AN EXPRESSION OF AN OPINION AS TO THE QUALITY OF THE SECURITIES OFFERED HEREBY."

                                     PART II

               Information Required in the Registration Statement

Item 3. Incorporation of Documents by Reference

     Cisco Systems, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended July 31, 1999, filed with the Commission on September 28, 1999, as amended on Form 10-K405/A filed with the Commission on February 3, 2000, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

     (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended October 30, 1999, filed with the Commission on December 14, 1999, as amended on Form 10-Q/A filed with the Commission on February 3, 2000, Cisco's Quarterly Report on Form 10-Q for the fiscal quarter ended January 29, 2000, filed with the Commission on March 14, 2000 and Cisco's Quarterly Report on Form 10-Q for the fiscal quarter ended April 29, 2000, filed with the Commission on June 13, 2000;

     (c) The Registrant's Current Reports on Form 8-K, filed with the Commission on August 13, 1999 (as amended on Form 8-K/A filed with the Commission on August 13, 1999), August 26, 1999, September 27, 1999, October 20, 1999, November 4, 1999, November 17, 1999, December 15, 1999 (as amended on Forms 8-K/A and 8-K/A-1 filed with the Commission on February 3, 2000 and August 4, 2000, respectively), December 22, 1999, February 17, 2000, March 16, 2000, March 27, 2000, March 28,
          2000, April 3, 2000, May 3, 2000, May 15, 2000, May 18, 2000, May 26,
          2000, June 7, 2000, June 29, 2000 and July 28, 2000;

     (d) The Registrant's Registration Statement No. 000-18225 on Form 8-A filed with the Commission on January 11, 1990, together with Amendment No. 1 on Form 8-A/A filed with the Commission on February 15, 1990, and including any other amendments or reports filed for the purpose of updating such description, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock; and

     (e) The Registrant's Registration Statement No. 000-18225 on Form 8-A filed with the Commission on June 11, 1998, including any amendments or reports filed for the purpose of updating such description, in which there is described the terms, rights and provisions applicable to the Registrant's Preferred Stock Purchase Rights.

     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities

     Not applicable.

Item 5. Interests of Named Experts and Counsel

     Not applicable.

Item 6. Indemnification of Directors and Officers

     Section 317 of the California Corporations Code authorizes a court to award, or a corporation's Board of Directors to grant indemnity to directors and officers in terms sufficiently broad to permit indemnification (including reimbursement of expenses incurred) under certain circumstances for liabilities arising under the Securities Act of 1933, as amended, (the "1933 Act"). The Registrant's Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the California Corporations Code. In addition, the Registrant has entered into Indemnification Agreements with each of its directors and officers.

Item 7. Exemption from Registration Claimed

     Not applicable.

Item 8. Exhibits

  Exhibit Number     Exhibit
  --------------     -------
        4           Instruments Defining the Rights of Stockholders. Reference
                    is made to Registrant's Registration Statement No. 000-18225 on Form 8-A, together with any exhibits thereto, which are incorporated herein by reference pursuant to Items 3(d) and
                    3(e) to this Registration Statement.

        5           Opinion and consent of Brobeck, Phleger & Harrison LLP.

       23.1         Consent of PricewaterhouseCoopers LLP, Independent Accountants.

       23.2         Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.

       24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

       99.1         Seagull Semiconductor Ltd. 1998 Section 102 Stock Option
                    Plan.

       99.2         Form of Stock Option Agreement.

       99.3         Form of Option Assumption Agreement.

Item 9. Undertakings

     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1998
Section 102 Stock Option Plan.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on this 11th day of August, 2000.

                                 CISCO SYSTEMS, INC.

                                 By: /s/ JOHN T. CHAMBERS
                                    --------------------------------------
                                 John T. Chambers
                                 President and Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned officers and directors of Cisco Systems, Inc., a California corporation, do hereby constitute and appoint John T. Chambers, President, Chief Executive Officer and Director and Larry R. Carter, Senior Vice President, Finance and Administration, Chief Financial Officer, Secretary and Directors, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                                        Title                               Date
              ---------                                        -----                               ----
/s/ JOHN T. CHAMBERS                      President,  Chief Executive Officer and Director    August 11, 2000
------------------------------------      (Principal Executive Officer)
John T. Chambers



/s/ LARRY R. CARTER                       Senior Vice President, Finance  and                 August 11, 2000
------------------------------------      Administration, Chief Financial Officer,
Larry R. Carter                           Director and Secretary (Principal Financial
                                          and Accounting Officer)


              Signature                                        Title                               Date
              ---------                                        -----                               ----
/s/ JOHN P. MORGRIDGE                     Chairman of the Board and Director                  August 11, 2000
------------------------------------
John P. Morgridge



/s/ DONALD T. VALENTINE                   Vice Chairman of the Board and Director             August 11, 2000
------------------------------------
Donald T. Valentine



/s/ JAMES F. GIBBONS                      Director                                            August 11, 2000
------------------------------------
James F. Gibbons



/s/ STEVEN M. WEST                        Director                                            August 11, 2000
------------------------------------
Steven M. West



/s/ EDWARD R. KOZEL                       Director                                            August 11, 2000
------------------------------------
Edward R. Kozel



/s/ CAROL A. BARTZ                        Director                                            August 11, 2000
------------------------------------
Carol A. Bartz



/s/ JAMES C. MORGAN                       Director                                            August 11, 2000
------------------------------------
James C. Morgan



/s/ MARY CIRILLO                          Director                                            August 11, 2000
------------------------------------
Mary Cirillo



/s/ ARUN SARIN                            Director                                            August 11, 2000
------------------------------------
Arun Sarin


                                          Director
------------------------------------
Jerry Yang


                                  EXHIBIT INDEX

  Exhibit Number     Exhibit
  --------------     -------
        4           Instruments Defining the Rights of Stockholders. Reference
                    is made to Registrant's Registration Statement No. 000-18225 on Form 8-A, together with any exhibits thereto, which are incorporated herein by reference pursuant to Items 3(d) and
                    3(e) to this Registration Statement.

        5           Opinion and consent of Brobeck, Phleger & Harrison LLP.

       23.1         Consent of PricewaterhouseCoopers LLP, Independent Accountants.

       23.2         Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.

       24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

       99.1         Seagull Semiconductor Ltd. 1998 Section 102 Stock Option
                    Plan.

       99.2         Form of Stock Option Agreement.

       99.3         Form of Option Assumption Agreement.